                                                                    Exhibit 99.1


[CD&l LOGO]

Contacts:  Russell Reardon, CFO
           CD&L, Inc.
           (201) 487-7740

FOR IMMEDIATE RELEASE


             CD & L Reports Positive Results For The Full Year 2002

             A Net Income Improvement of $6.5 Million Year Over Year

SOUTH HACKENSACK, N.J., May 1, 2003 - CD&L, Inc. (Amex:CDV), one of the nation's leading providers of customized, time-critical delivery services announced today its full year 2002 results along with the filing of the Company's Form 10-K Annual Report.
         Revenue for the year ended December 31, 2002 decreased $3,312,000, or 2.1%, to $157,232,000 from $160,544,000 for the year ended December 31, 2001.
The decrease included approximately $4,500,000 in lost revenue due to the sale of the Company's Mid-West operations on June 14, 2001. All other revenue increased by $1,188,000, or 0.7%.
         Full year net income for 2002 improved by $6,554,000 over 2001. Reported net income for the full year 2002 was $285,000. The 2002 full year net income per basic share was $.04 compared to a net loss in 2001 of $(.82) per basic share.
         CD&L, Inc., based in South Hackensack, NJ operates 57 facilities in 21 states, with annual revenues of approximately $160,000,000. The Company has over 1,400 employees and utilizes approximately 2,200 independent contractors to provide time-sensitive delivery services to thousands of customers across the country.


                                      # # #




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                           CD&L, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)


                                     ASSETS
                                                                                               December 31,
                                                                                   -------------------------------------
                                                                                         2002               2001
                                                                                   -----------------  ------------------
CURRENT ASSETS:
  Cash and cash equivalents                                                                $1,452              $1,165
  Accounts receivable, less allowance for doubtful accounts of $492
     and $951 in 2002 and 2001, respectively                                               14,909              15,077
  Deferred income taxes                                                                     1,535                 221
  Prepaid expenses and other current assets                                                   584               1,962
                                                                                  ------------------  ------------------

     Total current assets                                                                  18,480              18,425

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                                                   1,233               1,961
GOODWILL, net                                                                              11,531              11,531
INTANGIBLE ASSETS AND DEFERRED FINANCING COSTS, net                                           661                 721
NOTE RECEIVABLE FROM STOCKHOLDER, less allowance of $2,800 and $2,500 in 2002
  and 2001, respectively                                                                        -                 300
SECURITY DEPOSITS AND OTHER ASSETS                                                          1,878               1,928
DEFERRED INCOME TAXES                                                                          38                 615
                                                                                  ------------------  ------------------

           Total assets                                                                   $33,821             $35,481
                                                                                  ==================  ==================


                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term borrowings                                                               $          -       $          -
  Current maturities of long-term debt                                                       3,442              2,362
  Accounts payable and bank overdrafts (bank overdrafts totaled $1,632 and $2,524
  in 2002 and 2001, respectively)                                                            2,644              3,790
  Accrued expenses and other current liabilities                                             9,525              7,350
                                                                                   -----------------  ------------------

     Total current liabilities                                                              15,611             13,502

LONG-TERM DEBT, net of current maturities                                                   14,041             18,233

OTHER LONG-TERM LIABILITIES                                                                    269                131
                                                                                   -----------------  ------------------

           Total liabilities                                                                29,921             31,866
                                                                                   -----------------  ------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value; 2,000,000 shares authorized; no
     shares issued and outstanding                                                               -                  -
  Common stock, $.001 par value; 30,000,000 shares authorized,
     7,688,027 shares issued in 2002 and 2001                                               8                       8
  Additional paid-in capital                                                                12,883             12,883
  Treasury stock, 29,367 shares at cost                                                       (162)              (162)
  Accumulated deficit                                                                       (8,829)            (9,114)
                                                                                   -----------------  ------------------

      Total stockholders' equity                                                             3,900              3,615
                                                                                   -----------------  ------------------

            Total liabilities and stockholders' equity                                     $33,821            $35,481
                                                                                   =================  ==================

                  80 Wesley Street, South Hackensack, NJ 07606
                   Phone: (201) 487-7740 Fax: (201) 489-6974

                           CD&L, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)

                                                                               For the Years Ended December 31,
                                                                ------------------------------------------------------------
                                                                       2002                 2001                2000
                                                                -------------------   -----------------   ------------------
      Revenue                                                          $157,232               $160,544           $170,079
      Cost of revenue                                                   127,152                127,840            135,616
                                                                -------------------    ----------------   -------------------

        Gross profit                                                     30,080                 32,704             34,463
                                                                -------------------    ----------------   -------------------

      Costs and Expenses:
      Selling, general and administrative expenses                       25,492                 26,881             33,978

      Goodwill impairment                                                     -                  3,349                  -

      Depreciation and amortization                                       1,173                  2,476              3,355

        Other expense, net                                                  206                  4,685              2,438
        Interest expense                                                  2,734                  2,897              3,060
                                                                -------------------    ----------------   -------------------

        Total Costs and Expenses                                         29,605                 40,288             42,831
                                                                -------------------    ----------------   -------------------

      Income (loss) from continuing operations before
        provision (benefit) for income taxes                                475                 (7,584)            (8,368)
      Provision (benefit) for income taxes                                  190                 (1,780)            (2,139)
                                                                -------------------    ----------------   -------------------

      Income (loss) from continuing operations                              285                 (5,804)            (6,229)
                                                                -------------------    ----------------   -------------------

      Discontinued operations
        Income from discontinued operations, net of provision
        for income taxes of  $0, $0 and $796, respectively
                                                                              -                      -              1,388
        Provision for loss on disposal of assets, net of
        benefit for income taxes of $0, $240 and $125,
        respectively                                                          -                   (465)            (2,807)
                                                                -------------------    ----------------   -------------------
      Loss from discontinued operations                                       -                   (465)            (1,419)
                                                                                       ----------------   -------------------
                                                                -------------------
         Net income (loss)                                                 $285                ($6,269)           ($7,648)
                                                                ===================    ================   ===================

      Basic income (loss) per share:
        Continuing operations                                              $.04                  ($.76)             ($.84)
        Discontinued operations                                             .00                  ( .06)             ( .19)
                                                                -------------------    ----------------   -------------------
        Net income (loss) per share                                        $.04                  ($.82)            ($1.03)
                                                                ===================    ================   ===================

      Diluted income (loss) per share:
        Continuing operations                                              $.03                  ($.76)             ($.84)
        Discontinued operations                                             .00                  ( .06)             ( .19)
                                                                -------------------    ----------------   -------------------
        Net income (loss) per share                                        $.03                  ($.82)            ($1.03)
                                                                ===================    ================   ===================

      Basic weighted average common
        shares outstanding                                                7,659                  7,659              7,430
                                                                ===================    ================   ===================
      Diluted weighted average common
        shares outstanding                                                8,167                  7,659              7,430
                                                                ===================    ================   ===================

                  80 Wesley Street, South Hackensack, NJ 07606
                   Phone: (201) 487-7740 Fax: (201) 489-6974